DOUBLOON CORP.
200 Connecticut Avenue, 4th Floor
Norwalk, CT 06854

June 19, 2006

Pirate Capital LLC
200 Connecticut Avenue, 4th Floor
Norwalk, CT 06854

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Doubloon Corp. (the “Company”), and continuing until the earlier of the consummation by the Company of a business combination or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), Pirate Capital LLC shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 200 Connecticut Avenue, 4th Floor, Norwalk, Connecticut 06854. In exchange therefore, the Company shall pay Pirate Capital LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

DOUBLOON CORP.

By: /s/ Thomas R. Hudson Jr.
Name:  Thomas R. Hudson Jr.
Title:    Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Pirate Capital LLC

By:  /s/ Thomas R. Hudson Jr.
Name: Thomas R. Hudson Jr.
Title: Managing Member